EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated November 7, 2002 appearing in Imaging Technologies Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.


/s/  Stonefield  Josephson,  Inc.
     ----------------------------

Stonefield  Josephson,  Inc.


San  Diego,  California
December  19,  2002